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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2005

                               REGISTER.COM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-29739                    11-3239091
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

            575 EIGHTH AVENUE, 8TH FLOOR                            10018
                 NEW YORK, NEW YORK
      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (212) 798-9100
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SEPARATION AGREEMENT AND GENERAL RELEASE WITH ALAN KIPUST

         On July 5, 2005, Register.com, Inc. (the "Company") entered into a
Separation Agreement and General Release (the "Agreement") with Alan Kipust, the
Company's Senior Vice President of Operations. The following summary of the
Agreement is qualified in its entirety by reference to its full text, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The Agreement terminates Mr. Kipust's employment with the Company effective as of October 1, 2005 (the "Termination
Date"). In exchange for his delivery of a release and subject to his compliance with the terms of the Agreement, Mr. Kipust is entitled to receive a $140,000 lump sum payment within 10 days of the Termination Date, which amount represents three fourths (3/4) of Mr. Kipust's bonus eligibility for 2005 ($90,000) plus three (3) months salary at his rate of pay as of the Termination Date ($50,000), less statutory deductions and withholdings.

CHANGE IN CONTROL SEVERANCE PROGRAMS

         Effective July 8, 2005, the Company implemented three separate change in control severance programs for certain senior executives (the "Senior
Executive Program"), other managers and certain employees (the "Director-Level
Employee Program") and other employees (the "Employee Program"). These programs, which are only available to U.S. employees, provide for severance payments in amounts ranging from two months (for the Employee Program) to between six and twelve months, depending on the date employment is terminated (for the Senior
Executive Program) of a participant's salary if a change in control (as such term is defined in the programs) occurs on or prior to June 30, 2006 and (1) the
Company terminates the participant's employment other than for cause, death or disability or (2) with respect to participants in the Senior Executive Program, a participant terminates his or her employment after an event constituting good reason (as defined in the Senior Executive Program). Participants in the Senior
Executive Program are also entitled to a severance payment equal to five months of such participant's salary in the event, prior to June 30, 2006, a change in control has not occurred and such participant's employment is terminated other than for cause, death or disability or such participant terminates his or her employment for good reason. The amount of the severance payments under these programs will be reduced by any other cash severance payments which a participant is legally entitled to receive from the Company or its subsidiaries.
Payments under these programs are subject to a participant's execution and non-revocation of a release in favor of the Company. The Company estimates that there will be approximately 130 participants in these programs. The participants in the Senior Executive Program are Roni Jacobson, Stuart Horowitz, Jonathan
Stern, David Saias, Paul Pierce, Kanchan Mhatre, Monica Hodges, Ian Fish and
Sushant Mohanty.

         This summary is qualified in its entirety by reference to the full text of the programs, copies of which are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

2005 BONUS PROGRAM

         On July 8, 2008, the Company's Compensation Committee adopted the
Company's 2005 Senior Executive Cash Bonus Program (the "Bonus Program") for the
fiscal year ending December 31, 2005. The purpose of the Bonus Program is to promote the interests of the Company and its stockholders by providing key employees with financial rewards upon achievement of specified business objectives, as well as help the Company attract and retain key employees by providing attractive compensation opportunities linked to performance results.

         The following senior executives are eligible to participate in the
Bonus Program: Monica Schulze-Hodges (General Manager, Retail), Stuart Horowitz
(Vice President - Human Resources), Roni Jacobson (General Counsel), Sushant
Mohanty (Chief Information Officer), David Saias (Vice President, Sales) and
Jonathan Stern (Chief Financial Officer).

         Subject to the Compensation Committee's discretion with respect to the payment of bonuses under the Bonus Program, upon the achievement of certain goals, each participant is eligible to receive a cash bonus up to an amount equal to 60% of such participant's annual base salary

         Seventy-five percent of the cash bonus potential for each participant will be based upon (i) the Company achieving certain financial metrics based on bookings (the "Financial Factors") and (ii) the remediation of certain material control weaknesses in the Company's internal controls over financial reporting
(the "MCWs"). Twenty-five percent of the cash bonus potential for each participant will be based on individual goals for each such participant (the
"Individual Factors").

         Payment of up to 25% of the cash bonus to be earned by each participant, if any, will be made on or before October 15, 2005 based on the
Financial Factors and the remediation of at least four out of the five MCWs.
Payment of the remaining cash bonus for each participant in the Bonus Program is eligible, if any, will be made on or before March 15, 2006.

         This summary is qualified in its entirety by reference to the full text of the Bonus Program, a copy of which is attached as Exhibit 10.5 to this
Current Report on Form 8-K and is incorporated by reference herein.

         Certain other employees, including the Company's managers, who are not participants in the Bonus Program, are eligible to participate in a bonus program that is substantially similar to the Bonus Program, except for the amount of the cap on maximum bonus and the weighting of Financial Factors against Individual Factors.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Except as set forth in the Agreement described in Item 1.01, effective as of October 1, 2005, neither the Company nor Mr. Kipust will have any outstanding commitments under the Letter Agreement of Employment between the
Company and Alan Kipust dated as of November 15, 2002, as amended on
November 19, 2003.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

10.1         Separation Agreement and General Release, by and between
             Register.com, Inc. and Alan Kipust
10.2         Register.com, Inc. Change in Control Severance Program
10.3         Register.com, Inc. Director-Level Change in Control Severance
             Program
10.4         Register.com, Inc. Executive Change in Control Severance Program
10.5         2005 Memorandum to Participants in the 2005 Senior Executive Bonus
             Program regarding Company Goals and Bonus Program

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REGISTER.COM, INC.
                                              Registrant)

                                              (By: /s/ Roni A. Jacobson
                                                   -------------------------
                                                   Roni A. Jacobson
                                                   General Counsel and Secretary
July 14, 2005

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

10.1              Separation Agreement and General Release, by and between
                  Register.com, Inc. and Alan Kipust
10.2              Register.com, Inc. Change in Control Severance Program
10.3              Register.com, Inc. Director-Level Change in Control Severance
                  Program
10.4              Register.com, Inc. Executive Change in Control Severance
                  Program
10.5              2005 Memorandum to Participants in the 2005 Senior Executive
                  Bonus Program regarding Company Goals and Bonus Program